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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registrations statement of our report dated March 6, 1998, included in the Form 10-K for Littlefield, Adams & Company for the year ended December 31, 1997, and all references to our firm included in the registration statement.



                                                       /s/ Arthur Andersen LLP

                                                       ARTHUR ANDERSEN LLP


Dallas, Texas
  March 6, 1998